UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

GLOBALTEK VENTURES, INC.

                         (formerly Ameritek Ventures, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54739	82-2380777
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

111 W. Jackson Blvd. Suite 1146

Chicago, IL 60604

(Address of principal executive offices)

(312) 239-3574

(Registrant’s telephone number, including area code)

Ameritek Ventures, Inc.

111 W. Jackson Blvd., Chicago, IL 60604

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark if the registrant is an Emerging Growth Company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

By letter dated September 10, 2026, Bansal & Co LLP ("Bansal") notified Globaltek Ventures, Inc. (the “Company”) of its resignation, effective immediately, as the Company’s independent registered public accounting firm for the reasons set forth in Item 4.02 below and incorporated by reference herein. The letter was addressed to the Board of Directors of the Company and delivered to the Company’s registered agent and principal executive office, as the Company had no validly appointed board of directors at that time.

The report of Bansal dated April 14, 2026 on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Bansal dated March 31, 2025 on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. As described in Item 4.02 below, Bansal has advised that those reports should no longer be relied upon and has withdrawn its consent to their use.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent period through September 10, 2026, the date of Bansal's resignation, there were no disagreements with Bansal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bansal, would have caused Bansal to make reference to the subject matter of the disagreements in their reports.

In its letter of resignation, Bansal advised the Company that the following “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) had occurred: (i) information came to Bansal’s attention that resulted in Bansal being unable to rely on the representations previously made to it and unwilling to remain associated with the Company’s financial statements (Item 304(a)(1)(v)(B)), as the Order described in Item 4.02 below found that Dr. Shaun Passleywas never properly appointed as a director or officer of the Company; and (ii) information came to Bansal’s attention that Bansal concluded materially affects the reliability of the previously issued financial statements and the related audit reports, which had not been resolved at the date of resignation (Item 304(a)(1)(v)(D)), being the findings of the Order described in Item 4.02 below.

Because the Company had no validly appointed board of directors or audit committee from August 11, 2026 until October 12, 2026, the subject matter of these reportable events was not discussed with Bansal by the board of directors or an audit committee. The Company, acting through its Custodian, has authorized Bansal to respond fully to the inquiries of the Company’s successor independent registered public accounting firm concerning the subject matter of each reportable event.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Bansal with a copy of the statements set forth in this Item 4.01 prior to the filing of this Report. The Company requested that Bansal furnish the Company with a letter addressed to the SEC stating whether Bansal agrees with the above statements in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of Bansal’s letter is filed as Exhibit 16.1 to this Report. The Company is proposing to reappoint Bansal as its independent registered public accounting firm going forward.

Item 4.02Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Information contained in Item 4.01 of this Report is incorporated herein by reference.

On August 11, 2026, the District Court of Nevada issued an order (the "Order") that, among other things, the Custodian of the Company, who is also the Company's sole director, Chief Executive Officer and principal accounting officer, was improperly appointed and that all related party transactions involving the Company are void ab initio. As a result, the Company has had no directors or officers or a custodian until October 12, 2026, when Jacob Sherman was appointed as Custodian of the Company.

Bansal subsequently notified the Company in its letters of August 20, 2026 and September 10, 2026 of its concerns resulting from the Order and that it had recalled Bansal's previously issued audit reports on the Company’s consolidated financial statements for the fiscal years ended ended December 31, 2019 through December 31, 2025 and subsequent interim periods.

Bansal had advised the Company that, based on the Order from the Nevada District Court, it determined that the Order materially adversely affected the previously issued financial statements and audit reports of the Company and subsequent interim statements. As such, Bansal determined that the financial statements and audit reports for the fiscal years ended December 31, 2019 through  December 31, 2025 and subsequent interim statements could no longer be relied upon. Therefore, the Company’s previously issued consolidated financial statements for the fiscal year ended December 31, 2019 through December 31, 2025   and subsequent interim periods should no longer be relied upon.

As of September 10, 2026, Bansal had not performed audit procedures or issued any reports on the Company’s financial statements for the fiscal quarter ended September 30, 2026 or the fiscal year ended December 31, 2026.

Because the Company had no validly appointed board of directors, audit committee or authorized officer from August 11, 2026 until October 12, 2026, the matters described in this Item 4.02 were not discussed with Bansal by the board of directors, an audit committee or an authorized officer during that period. The Custodian has since discussed these matters with Bansal. In accordance with Item 4.02(c) of Form 8-K, the Company provided Bansal with a copy of the statements set forth in this Item 4.02 prior to the filing of this Report with the SEC. The Company requested that Bansal furnish the Company with a letter addressed to the SEC stating whether Bansal agrees with the above statements in this Item 4.02 as required by SEC rules. Bansal has furnished the requested letter, and it is attached as an Exhibit 16.1 to this Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

Further to the Order, on and as of August 11, 2026, the Company had no directors or officers or a Custodian, until October 12, 2026, when Jacob Sherman was appointed as Custodian of the Company. Mr. Sherman is reviewing the effect of the Order on the Company and its finances and operations, as well as matters relating to an Appeal of the Order.

Jacob Sherman is an accomplished business executive with more than 15 years of experience leading investment strategy, retail operations, and large-scale business growth. He has built a reputation for delivering sustained financial performance through disciplined P&L management, strategic leadership, and operational excellence in highly competitive retail environments.

Jacob has owned and led a $500 million national P&L, with accountability for profitable growth, financial performance, and market execution across diverse small, medium, and large metropolitan markets throughout the United States. His experience includes developing and executing growth strategies, optimizing profitability, identifying new revenue opportunities, and making data-driven investment decisions that strengthen long-term business performance.

As a people leader, Jacob has directly managed teams of up to 16 professionals, creating high-performance cultures centered on accountability, collaboration, and continuous improvement. He has successfully led geographically dispersed teams while consistently exceeding ambitious growth objectives in dynamic and rapidly evolving markets.

In addition to enterprise P&L leadership, Jacob brings deep expertise in raw material sourcing, supply chain management, category strategy, and cross-functional business leadership. He has partnered across merchandising, operations, finance, and supply chain organizations to improve operational efficiency, enhance customer value, and drive scalable, profitable growth.

Known for balancing strategic vision with disciplined execution, Jacob is recognized for translating complex business challenges into actionable strategies that deliver measurable financial results. His leadership philosophy is rooted in developing exceptional talent, fostering cross-functional alignment, and creating sustainable competitive advantages through sound financial stewardship and operational rigor.

Item 7.01Regulation FD Disclosure

On August 20, 2026, Bansal delivered a letter to the Company pursuant to Section 10(A)(b) of the Securities Exchange Act of 1934, as amended, setting for the matters described in Items 4.01 and 4.02 above. However, at that time, due to the Order, the Company had no directors or officers or a custodian and could not respond to the letter. Accordingly, on August 26, 2026, Bansal furnished its letter directly to the SEC Office of the Chief Accountant on August 26, 2026, under Section 10A(b)(3).

On October 12, 2026, Jacob Sherman was appointed as Custodian of the Company as set forth in Item 5.02 above and will be addressing issues at the Company as noted above.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

The Exhibit Index appearing immediately after the signature page to this Report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALTEK VENTURES, INC.

By:	/s/ Jacob Sherman
Jacob Sherman
Custodian

Dated: October 14, 2026

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated October 14, 2026 from Bansal & Co. to Securities and Exchange Commission.